UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported) February 1, 2011
BECTON, DICKINSON AND COMPANY

(Exact Name of Registrant as Specified in Its Charter)
New Jersey

(State or Other Jurisdiction of Incorporation)

001-4802	22-0760120

(Commission File Number)	(IRS Employer Identification No.)

1 Becton Drive, Franklin Lakes, New Jersey	07417-1880

(Address of Principal Executive Offices)	(Zip Code)
(201) 847-6800

(Registrant’s Telephone Number, Including Area Code)
N/A

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K Filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.
          The 2011 Annual Meeting of Shareholders of Becton, Dickinson and Company (the “Company”) was held on February 1, 2011. The final results for each of the matters submitted to a vote of shareholders at the Annual Meeting are as follows:

Item No. 1:	All of the Board of Directors’ nominees for director were elected to serve until the Company’s 2012 Annual Meeting or until their respective successors are elected and qualified, by the votes set forth in the table below:

Nominee	For	Withheld	Broker Non-Votes
Basil L. Anderson	157,705,343	5,045,850	24,956,252

Henry P. Becton, Jr.	159,896,563	2,854,630	24,956,252

Edward F. DeGraan	157,818,968	4,938,225	24,956,252

Claire M. Fraser-Liggett	160,063,162	2,688,031	24,956,252

Christopher Jones	161,196,675	1,554,518	24,956,252

Marshall O. Larsen	155,343,044	7,408,149	24,956,252

Edward J. Ludwig	159,521,064	3,230,129	24,956,252

Adel A.F. Mahmoud	161,205,210	1,545,983	24,956,252

Gary A. Mecklenburg	161,286,812	1,464,381	24,956,252

Cathy E. Minehan	94,341,304	68,409,889	24,956,252

James F. Orr	157,206,953	5,544,240	24,956,252

Willard J. Overlock, Jr.	157,086,651	5,664,542	24,956,252

Bertram L. Scott	157,273,907	5,477,286	24,956,252

Alfred Sommer	158,108,192	4,643,001	24,956,252

Item No. 2:	The appointment of Ernst & Young as the Company’s independent registered public accounting firm for fiscal year 2011 was ratified by the shareholders, by the votes set forth in the table below:

For	Against	Abstain	Broker Non-Votes
185,584,573	1,793,290	329,582	0

Item No. 3:	The shareholders approved, on an advisory, non-binding basis, the compensation of certain executive officers, by the votes set forth in the table below:

For	Against	Abstain	Broker Non-Votes
154,030,582	6,996,888	1,723,598	24,956,377

Item No. 4:	The shareholders voted, on an advisory, non-binding basis, on how frequently advisory votes on executive compensation should be held as set forth in the table below:

One-Year	Two-Year	Three-Year
Frequency Vote	Frequency Vote	Frequency Vote	Abstain	Broker Non-Votes
124,724,590	4,336,910	19,221,188	5,178,073	34,246,684
Based on the results of this vote, the Company will implement an annual advisory vote on executive compensation.

Item No. 5:	The shareholders rejected a shareholder proposal requesting the Board of Directors to take the steps necessary to allow holders of 10% of the voting power of the Company’s outstanding capital stock to call a special meeting of shareholders, by the votes set forth in the table below:

For	Against	Abstain	Broker Non-Votes
80,254,187	81,691,753	805,253	24,956,252

Item No. 6:	The shareholders rejected a shareholder proposal requesting the Board of Directors to take the steps necessary to provide for cumulative voting in the election of directors, by the votes set forth in the table below:

For	Against	Abstain	Broker Non-Votes
59,339,952	102,588,351	822,890	24,956,252

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BECTON, DICKINSON AND COMPANY (Registrant)
By:	/s/ Dean J. Paranicas
Dean J. Paranicas
Vice President, Corporate Secretary and Public Policy

Date: February 7, 2011